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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - November 8, 2002
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

Pennsylvania                                              23-0366390
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(State of Incorporation)                                  (I.R.S. Employer
                                                          Identification No.)

2500 Columbia Avenue, Lancaster, PA                       17603
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(Address of principal                                    Zip Code
executive offices)

Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

Pennsylvania                                              23-3033414
------------                                              ----------
(State of Incorporation)                                  (I.R.S. Employer
                                                          Identification No.)

2500 Columbia Avenue, Lancaster, PA                       17603
-----------------------------------                       -----
(Address of principal                                     Zip Code
executive offices)

Registrant's telephone number, including area code: (717) 397-0611
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ITEM 5.  OTHER EVENTS.

            On November 8, 2002, Armstrong Holdings, Inc. ("AHI") and Armstrong World Industries, Inc. ("AWI") issued a press release relating to the determination of the New York Stock Exchange, Inc. ("NYSE") to suspend trading in AHI's common stock (NYSE: ACK) and in AWI's 9.75% Debentures due April 15, 2008 (NYSE: ACK08) and 7.45% Senior Quarterly Interest Bonds due October 15, 2038 (NYSE: AKK). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                                          Description
-----------                               --------------------------------------

        99.1                              Press Release dated November 8, 2002





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                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            ARMSTRONG  WORLD INDUSTRIES, INC.



                                            By:  /s/ Walter T. Gangl
                                              ----------------------------------
                                              Name:   Walter T. Gangl
                                              Title:  Assistant Secretary


                                            ARMSTRONG HOLDINGS, INC.



                                            By:   /s/ Walter T. Gangl
                                              ----------------------------------
                                              Name:    Walter T. Gangl
                                              Title:   Deputy General Counsel
                                                       and Assistant Secretary



Dated:  November 8, 2002


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                                 EXHIBIT INDEX



Exhibit No.                                            Description
-----------                                -------------------------------------

        99.1                               Press Release dated November 8, 2002